SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

THE FEMALE HEALTH COMPANY

(Exact name of registrant as specified in its charter)

Wisconsin

(State or other jurisdiction of incorporation)

1-13602	39-1144397
(Commission File Number)	(I.R.S. Employer I.D. Number)

4400 Biscayne Boulevard Suite 888 Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

312-595-9123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition

On May 9, 2017, The Female Health Company issued a press release (the “Press Release”) announcing results for the quarter and six months ended March 31, 2017. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 – Press Release of The Female Health Company, issued May 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FEMALE HEALTH COMPANY

Date: May 9, 2017

BY	/s/ Daniel Haines
Daniel Haines, Chief Financial Officer

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